                                                     Registration Nos. 333-63155
                                                                       811-08995

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
Pre-effective Amendment No.                                                  [ ]
Post-effective Amendment No. 15                                              [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
Amendment No. 15                                                             [X]

                        (Check appropriate box or boxes.)

                         THE NAVELLIER MILLENNIUM FUNDS
               (Exact name of registrant as specified in charter)

      One East Liberty, Third Floor
              Reno, Nevada                                               89501
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, Including Area Code (800) 887-8671

Arjen Kuyper
The Navellier Millennium Funds
One East Liberty, Third Floor
Reno, Nevada 89501

(Name and Address of Agent For Service)

Copy to:

Samuel Kornhauser, Esq.
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Francisco, CA 94111
(415) 981-6281

It is proposed that this filing will become effective:


     [ ] immediately upon filing pursuant to paragraph (b)


     [ ] on (date) pursuant to paragraph (b)


     [X] 60 days after filing pursuant to paragraph (a)(1)


     [ ] on (date) pursuant to paragraph (a)(1)

     [ ] 75 days after filing pursuant to paragraph (a)(2)

     [ ] on (date) pursuant to paragraph (a)(2) of rule 485 --

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Investment Company Shares

================================================================================

TABLE OF CONTENTS

INTRODUCING OUR PORTFOLIOS.................................................    3
NAVELLIER TOP 20 PORTFOLIO.................................................    4
FEES AND EXPENSES..........................................................    7
NAVELLIER INTERNATIONAL GROWTH PORTFOLIO...................................   10
FEES AND EXPENSES..........................................................   13
WHO IS RESPONSIBLE FOR THE PORTFOLIOS......................................   15
Investment Adviser.........................................................   15
Distributor................................................................   16
ACCOUNT POLICIES...........................................................   16
HOW TO BUY, SELL, AND EXCHANGE SHARES......................................   17
Buying shares..............................................................   19
Selling or exchanging shares...............................................   19
Buying or selling through selected broker-dealers..........................   22
UNDERSTANDING EARNINGS.....................................................   23
UNDERSTANDING TAXES........................................................   24
FINANCIAL HIGHLIGHTS.......................................................
The Navellier Privacy Policy...............................................   26
NEED TO KNOW MORE? (BACK COVER)............................................

More detailed information on subjects covered in this prospectus is contained within the Statement of Additional Information (SAI). Investors seeking a more in-depth explanation of the Portfolios should request the SAI, which is available at no charge, to review before purchasing shares of any of the Portfolios.

Non-deposit investment products are not insured by the FDIC. They are not deposits nor are they obligations of, or guaranteed by, any bank or bank affiliate. They involve investment risks, including possible loss of the principal amount invested.

                  (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

INTRODUCING OUR PORTFOLIOS

WHO SHOULD INVEST IN OUR PORTFOLIOS?

The Navellier Millennium Funds Portfolios use an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. These Navellier Millennium Funds Portfolios are for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Millennium Funds Portfolios are not suitable for investors seeking current income.

ONE INVESTMENT GOAL FOR ALL OF OUR PORTFOLIOS

The investment goal for each of the Navellier Millennium Funds Portfolios is to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.

KEY DEFINITIONS

"We", "Us", "Our" and "Fund" -- mean The Navellier Millennium Funds.

"You" and "Your" -- mean the prospective investor.

"Portfolio" -- refers to each individual Navellier Millennium Funds Portfolio, which combined, make up the "Fund."

"Equity Portfolios" -- refer to the 2 Portfolios that invest mainly in stocks.

"Market capitalization" -- means the number of shares available for trading multiplied by the price per share.

LIMITED PROTECTION

An investment in the Portfolios is not a bank deposit and has no FDIC protection. Please be aware that the Fund's investments in equity securities and money market securities have no FDIC protection.

                SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

                CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671

                                                                           NTGRX

NAVELLIER TOP 20 PORTFOLIO NTGRX

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF COMPANIES WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

The Portfolio will invest in equity securities of companies selected for their growth or value potential. At times, the Portfolio may invest up to 100% of its total assets in such securities. The Portfolio may invest in the securities of a broad range of companies without restriction on their market capitalization (possibly including investments in foreign securities of companies in emerging markets). The Portfolio may invest in, among other things:

     -    common stock

     -    preferred stock

     -    convertible securities

     -    debt instruments

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include:

     -    earnings growth

     -    expanding profit margins

     - market dominance and/or factors that create potential for market dominance

     -    sales growth

     - other factors that indicate a company's potential for growth or increased value

We select the twenty stocks with the highest rankings based on our analysis, although we will not necessarily limit our investments to only those stocks. We are not limited as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest. The main criteria for investment are that the securities provide opportunities for capital growth and that they rank in our top 20 highest rated investment opportunities when we make our analysis. Our analysis is made at least once a month. Currently this Portfolio invests primarily in what we believe are undervalued common stocks with long-term appreciation potential.

Typically, we purchase common stocks of issuers with records of profitability and strong earnings momentum. These issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups, rather than the largest and best known companies in such groups. However, we may also purchase common stocks of well known, highly researched large cap companies if we believe such common stocks offer opportunity for long-term capital appreciation.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in companies without regard to market capitalization. The remaining 20% may be invested in other types of securities, such as:

     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or

     - up to 15% of its total assets in foreign securities traded on the United States market.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

CONCENTRATED INVESTMENT RISK The Portfolio is not a diversified portfolio. This means that the Portfolio may invest up to 10% of its total assets in securities of a single issuer and up to 25% of its total assets in securities of companies in a single industry. The Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. The Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if we believe it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED

The chart below gives some indication of the risks or rewards of investing in the Navellier Top 20 Portfolio from year to year which you can compare with those of a broad measure of market performance. Of course, past performance (before and after taxes) is not necessarily an indication of future performance. The information provided is for the initial (and now, the only) share class and does not reflect sales charges which, effective May 1, 2005, were eliminated.

YEAR BY YEAR TOTAL RETURN

                           NAVELLIER TOP 20 PORTFOLIO


(BAR GRAPH)


           NAVELLIER TOP 20 PORTFOLIO
           -------------------------

1999               75.91%
2000               -8.05%
2001               -20.89%
2002               -34.13%
2003                41.45%
2004                 3.35%
2005                 9.65%
2006                 2.74%


The inception of the Navellier Top 20 Portfolio was September 30, 1998. The performance from September 30, 1998 through December 31, 1998 was 25.50%.

HIGHEST AND LOWEST QUARTERLY RETURNS

Highest Quarter: up 33.31%                           Lowest Quarter: down 27.08%
(4th Quarter 1999)                                   (4th Quarter 2000)

AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 This table compares the Portfolio's average annual returns to the Russell 3000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.

                                                                                                         RUSSELL 3000
                                                                                                           (GROWTH)
                                                                                                         (REFLECTS NO
                                                                                        RETURN            DEDUCTIONS
                                                                 RETURN              AFTER TAXES           FOR FEES,
                                               RETURN         AFTER TAXES          ON DISTRIBUTIONS        EXPENSES
NAVELLIER TOP 20 PORTFOLIO                 BEFORE TAXES*   ON DISTRIBUTIONS*   AND SALE OF FUND SHARES   OR TAXES)(2)
--------------------------                 -------------   -----------------   -----------------------   ------------
One Year................................       2.74%             2.74%                  1.78%                9.46%
Five Years..............................       1.65%             1.65%                  1.41%                3.02%
Since Inception (annualized)(1).........       6.97%             6.27%                  5.78%                2.48%

----------
* After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1) The effective date of the Navellier Top 20 Portfolio was September 30, 1998. Performance was measured against the Russell 3000 Growth Index from September 30, 1998 through December 31, 2006.

(2) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

FEES AND EXPENSES OF THIS PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of the Portfolio. You will find details under "How to Buy, Sell and Exchange Shares" in this Prospectus.

Maximum Sales Charge (Load) Imposed on Purchases
   (as % of offering price)........................   None
Maximum Sales Charge (Load) Imposed on Purchases
   (as a % of net amount invested).................   None
Maximum Deferred Sales Charge (Load) (as % of
   redemption proceeds)............................   None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends/Distributions.........................   None
                                                      ----
Redemption Fee and Exchange Fee (1) (as % of amount
   redeemed or exchanged, on shares held less than
   60 days)........................................   2.00%
                                                      ----

(1) Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge. For this purpose, an exchange out of one Portfolio into another Portfolio is considered a redemption of a Portfolio's shares.

ANNUAL OPERATING EXPENSES PAID BY THE PORTFOLIO (DEDUCTED FROM THE PORTFOLIO'S ASSETS) This table describes the operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid.

                                                      (AS A % OF AVERAGE DAILY NET ASSETS)
                                                      ------------------------------------
Management Fee.....................................                   1.00%
Distribution (and/or service) (12b-1) Fees.........                   0.25%
Other Expenses.....................................                   2.51%
Total Annual Fund Operating Expenses(1)............                   3.76%

(1) NAVELLIER'S VOLUNTARY WAIVER OF REIMBURSEMENT OF A PORTION OF THE PORTFOLIO'S ADMINISTRATION AND OTHER OPERATING EXPENSES WAS 2.26% FOR THE YEAR ENDED DECEMBER 31, 2006, RESULTING IN NET TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES OF 1.50%. The Investment Adviser has also agreed to a future partial waiver of reimbursement for the fiscal year ended December 31, 2007 so that the net total annual operating expenses after waiver of reimbursement do not exceed 1.50% for fiscal 2007.

FEE EXAMPLE This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:

FEES AND EXPENSES IF YOU SOLD SHARES AFTER:
-------------------------------------------
1 Year.....................................   $  153
3 Years....................................   $   941
5 Years....................................   $ 1,748
10 Years...................................   $ 3,857

FEES AND EXPENSES IF YOU DID NOT SELL YOUR SHARES:
--------------------------------------------------
1 Year............................................   $  153
3 Years...........................................   $  941
5 Years...........................................   $1,748
10 Years..........................................   $3,857

EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets.

NAVELLIER TOP 20 PORTFOLIO --

MORE INFORMATION -- INVESTMENT OBJECTIVES AND RISKS

Information about the Navellier Top 20 Portfolio's investment objectives, implementation of those investment objectives, investment strategy, trading activity (portfolio turnover) and risks in investing in this Portfolio are set forth at pages 2-4 above. Please refer to those pages.

PORTFOLIO HOLDINGS

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

                                                                           NAIMX

NAVELLIER INTERNATIONAL GROWTH PORTFOLIO NAIMX

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN FOREIGN STOCKS WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

The Navellier International Growth Portfolio is intended to take advantage of the global economy while achieving long term capital appreciation. The Portfolio has been designed to provide diversification benefits to domestic equity portfolios. In an effort to keep expenses at a minimum, the Portfolio will invest in international markets through the use of sponsored and unsponsored foreign stocks and American Depositary Receipts (ADRs). American Depositary Receipts are investment vehicles whereby foreign companies offer their stock for purchase on U.S. stock exchanges, denominated in American dollars. We attempt to uncover those stocks with strong return potential and acceptable risk characteristics by exploiting market inefficiencies utilizing the Navellier value added quantitative stock selection model, portfolio optimization, and risk analysis. Our stock analysis is performed at least once a month. The Portfolio may invest in the securities of a broad range of companies without restriction to their market capitalization (possibly including investments in foreign securities of companies in emerging markets). At times, the Portfolio may invest up to 100% of its total assets in such securities. We are not limited as to the type, operating history or dividend paying record of companies in which the Portfolio may invest. The Portfolio employs the Morgan Stanley E.A.F.E. Index as a relative benchmark for performance. The Morgan Stanley E.A.F.E. Index is considered to be the appropriate benchmark for international investing.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in sponsored and unsponsored foreign stocks and ADRs of companies without regard to market capitalization. The remaining 20% may be invested in other types of securities, such as: bonds, cash, or cash equivalents for temporary defensive purposes if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in international sponsored and unsponsored stocks and ADRs is subject to the risks of changing political, economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

CONCENTRATED INVESTMENT RISK The Portfolio is not a diversified portfolio. This means that the Portfolio may invest up to 10% of its total assets in securities of a single issuer and up to 25% of its total assets in securities of companies in a single industry. The Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. The Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. Investment in an unsponsored foreign stock could create the risk that an investment might be made in a stock for which we could not obtain all necessary information.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED

The chart below gives some indication of the risks or rewards of investing in the Navellier International Growth Portfolio.

YEAR BY YEAR TOTAL RETURNS(1)

                    NAVELLIER INTERNATIONAL GROWTH PORTFOLIO

(BAR GRAPH)


        NAVELLIER INTERNATIONAL GROWTH PORTFOLIO
        ----------------------------------------

2000                  -26.90%
2001                  -19.38%
2002                  -11.22%
2003                   35.82%
2004                   14.29%
2005                   14.57%
2006                   23.01%


The inception of the Navellier International Growth Portfolio was September 5, 2000. The performance from September 5, 2000 through December 31, 2000 was --26.90%.

HIGHEST AND LOWEST QUARTERLY RETURNS(1)

Highest Quarter: up 21.06% (2nd Quarter 2003) Lowest Quarter: down 20.18% (4th Quarter 2000)

AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006. This table compares this Portfolio's average annual returns to the MSCI EAFE Index for the same time period. This information may help provide an indication of this Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. This Portfolio's past performance is not a guarantee of how it will perform in the future.

                                                                                        RETURN
                                                                 RETURN              AFTER TAXES           MSCI
                                               RETURN         AFTER TAXES          ON DISTRIBUTIONS        EAFE
NAVELLIER INTERNATIONAL GROWTH PORTFOLIO   BEFORE TAXES*   ON DISTRIBUTIONS*   AND SALE OF FUND SHARES   INDEX(2)
----------------------------------------   -------------   -----------------   -----------------------   --------
One Year(3).............................       23.01%            22.38%                 15.73%            26.86%
Five Years..............................       14.20%            13.89%                 12.41%            15.43%
Since Inception (annualized)(1).........        2.16%             1.94%                  1.80%             6.38%

* After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index's returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1) The effective date of the Navellier International Growth Portfolio was September 5, 2000. Performance was measured against the MSCI EAFE Index from September 5, 2000 through December 31, 2006.

(2) The MSCI EAFE Index is an unmanaged index, designed by Morgan Stanley, of equities in Africa, Asia and Europe. It is considered representative of the international stock market in general. The Index does not include fees or expenses and is not available for direct investment.

(3)  For the year ending December 31, 2006.

FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of this Portfolio. You will find details under "How to Buy, Sell and Exchange Shares" in this Prospectus.

                                                                         CLASS A
                                                                         -------
Maximum Sales Charge (Load) Imposed on Purchases
   (as % of offering price)...........................................     None
Maximum Sales Charge (Load) Imposed on Purchases
   (as a % of net amount invested)....................................     None
Maximum Deferred Sales Charge (Load)
   (as % of redemption proceeds)......................................     None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends/Distributions............................................     None
Redemption Fee and Exchange Fee (1)
   (as % of amount redeemed or exchanged, on
   shares held less than 60 days).....................................    2.00%
                                                                          ----

(1) Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge. For this purpose, an exchange out of one Portfolio into another Portfolio is considered a redemption of a Portfolio's shares.


ANNUAL OPERATING EXPENSES PAID BY THE PORTFOLIO (DEDUCTED FROM THE PORTFOLIO'S ASSETS) This table describes the estimated operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid.

                                                                      (AS A % OF
                                                                        AVERAGE
                                                                       DAILY NET
                                                                        ASSETS)
                                                                        CLASS A
                                                                      ----------
Management Fee.....................................................      1.00%
Distribution (and/or service) (12b-1) Fees.........................      0.25%
Other Expenses.....................................................     13.89%
Total Annual Fund Operating Expenses(1)............................     15.14%

(1) NAVELLIER'S VOLUNTARY WAIVER OF REIMBURSEMENT OF A PORTION OF THE PORTFOLIO'S ADMINISTRATION AND OTHER OPERATING EXPENSES WAS 13.64% FOR THE YEAR ENDED DECEMBER 31, 2006, RESULTING IN NET TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES OF 1.50%. The Investment Adviser has also agreed to a future partial waiver of reimbursement for the fiscal year ended December 31, 2007, so that the net total annual operating expenses after waiver of reimbursements do not exceed 1.50% for fiscal 2007.

FEE EXAMPLE This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:

FEES AND EXPENSES IF YOU SOLD SHARES AFTER:

1 Year....   $  153
3 Years...   $2,977
5 Years...   $5,257
10 Years..   $9,218

FEES AND EXPENSES IF YOU DID NOT SELL YOUR SHARES:

1 Year....   $  153
3 Years...   $2,977
5 Years...   $5,257
10 Years..   $9,218

EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the distributor and others for promoting, selling, distributing and/or servicing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or at the time of sale ("back end load"). Payments are made monthly and can be up to 0.25% annually of the Portfolio's average daily net assets.

NAVELLIER INTERNATIONAL GROWTH PORTFOLIO --

MORE INFORMATION -- INVESTMENT OBJECTIVES AND RISKS

Information about the Navellier International Growth Portfolio's investment objectives, implementation of those investment objectives, investment strategy, trading activity (portfolio turnover) and risks in investing in this Portfolio are set forth at pages 8 through 11 above. Please refer to those pages.

PORTFOLIO HOLDINGS

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

MANAGEMENT -- WHO IS RESPONSIBLE FOR THE PORTFOLIOS

INVESTMENT ADVISER

Navellier & Associates, Inc. ("N & A") is the Investment Adviser to each of the Navellier Millennium Funds Portfolios. Navellier & Associates, Inc. is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

Navellier approaches the investment process as a team. Through the efforts of our research and portfolio management staff we are able to effectively implement Navellier's unique investment philosophy. Leading this team of investment professionals is Louis Navellier. Each of our Portfolios is managed by an investment team led by one of our Portfolio Managers. The Portfolio Manager makes the day-to-day decisions regarding buying and selling specific securities for the Portfolio.

PORTFOLIO MANAGERS

LOUIS G. NAVELLIER has been the CEO and Chief Investment Officer of Navellier & Associates, Inc. since 1988. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Portfolio. He has been advising investors based on his investment technique since 1987. Mr. Navellier co-manages the Top 20 Portfolio and has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.

JAMES O'LEARY is a Chartered Financial Analyst and has thirty years' experience in the areas of investment management and institutional marketing in the securities industry and joined Navellier in 1996. At Navellier, Mr. O'Leary is the Portfolio Manager responsible for the management of the Navellier International Growth Portfolio.

MICHAEL GARAVENTA has six years' experience in the securities industry and joined Navellier in 2001 as a Quantitative Research Analyst. Prior to joining Navellier, Mr. Garaventa was at the University of Nevada, Reno working toward his B.S. Degree in finance. Mr. Garaventa, in his current role as Portfolio Manager, compiles and oversees implementation of the research that leads to portfolio decisions for the Navellier Millennium Funds, Top 20 Portfolio. In addition, he assists in ongoing research projects, product enhancements, and product development including hedge fund research and analysis.

PHILLIP MITTELDORF joined Navellier in 1996 as a Quantitative Research Analyst. He is the Assistant Portfolio Manager of the Navellier International Growth Portfolio. He conducts research and assists in the management of the International Growth Portfolio.

Additional information about the Portfolio Managers' Compensation and the other accounts they manage and their holdings of securities in the Fund is available in the SAI.

INVESTMENT ADVISER'S FEE Navellier & Associates, Inc. ("N & A") which also employed the same investment advisory personnel which provided investment advisory service on behalf of Navellier Management, Inc. assumed the position of investment adviser to the Fund and each of its portfolios pursuant to investment advisory agreements with each portfolio with no change in personnel or investment strategy as of January 1, 2005. N & A receives an annual fee of 1% of the average daily net assets of each portfolio it manages, the fee for each portfolio is payable monthly. N & A currently manages each portfolio. N & A also receives a 0.25% annual fee for providing administrative services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory fee agreement, is available in the Funds' current Statement of Additional Information in the "Trustees and Officers" section, and is available in the annual report for the fiscal year ended December 31, 2006.

LEGAL PROCEEDINGS

There are no material legal proceedings involving the Fund or Navellier & Associates, Inc. or IFS Fund Distributors, Inc. which would have a material adverse effect on their ability to perform their duties for the Fund.

CAPITAL STOCK

There are no unique restrictions on holding or selling shares that might expose investors to significant risk (except market risk).

DISTRIBUTOR

IFS Fund Distributors Inc. is the Distributor for the Fund and is responsible for the sale and distribution of shares to individual shareholders, broker-dealers and investment advisers.

TRANSFER AGENT

Integrated Investment Services, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202

CUSTODIAN

Cardinal Bank
8270 Greensboro Drive, 4th Floor
McLean, VA. 22102

LEGAL COUNSEL

Samuel Kornhauser
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Francisco, CA 94111

INDEPENDENT REGISTERED ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ACCOUNT POLICIES

Here are some important details to know before investing in any of the
Portfolios:

HOW WE PRICE SHARES

Shares are priced at net asset value (NAV). The net asset value for all Portfolios is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

WHEN SHARES ARE PRICED

NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES

Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

NOTIFICATION OF CHANGES

You will be notified of any significant changes to the Portfolio(s) in writing at least 60 days before the changes take effect.

WHEN STATEMENTS ARE SENT

We will send you an account statement at least quarterly.

HOW TO BUY, SELL AND EXCHANGE SHARES

Here are some general rules to consider:

THREE WAYS TO PLACE ORDERS

You may place an order with:


     -    the Distributor, IFS Fund Distributors, Inc.; or

     -    the Transfer Agent, Integrated Investment Services, Inc.;


     - Securities dealers having a sales agreement with the Funds' distributor, IFS Fund Distributors, Inc.

PURCHASE MINIMUMS

You may buy the Navellier Millennium Funds for:

     - an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,

     -    additional investments of at least $100 per Portfolio.

PLEASE NOTE: Shares of the Fund may be purchased, in amounts less than the minimum purchase amount, by persons participating in an authorized third-party's wrap program. Such persons should request instructions on how to invest or redeem from the wrap program's sponsor.

MINIMUM ACCOUNT BALANCES

Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market fluctuations.)

PRICING

     - The Portfolios' share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Portfolios' share prices are calculated after the transfer agent receives your request in good order.

     - A Portfolio's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Portfolio, less the liabilities charged to the Portfolio by the number of Portfolio shares outstanding.

     - The Portfolios' share prices are generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (4:00 p.m. Eastern
          Time) every day the NYSE is open.

     - The Portfolios' share prices will not be calculated on holidays the NYSE observes. NYSE Holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

     - The Portfolios' investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Adviser. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.

     - If market quotations are not readily available for the Portfolios' investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Advisor subject to the supervision of the Board of Trustees.

     - Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment.

     - The Portfolios may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Portfolios' shares are not priced. Therefore, the value of the Portfolios' shares may change on days when shareholders will not be able to purchase or redeem shares.

DIVIDENDS

You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

WHEN YOU RECEIVE YOUR MONEY

You may instruct us to deposit the proceeds of a sale into the FBR Fund for Government Investors, an unaffiliated money market mutual fund, or to mail you the proceeds. A Shareholder who instructs the Fund to deposit the proceeds of a sale into the FBR Fund for Government Investors must (1) already have an existing FGI account or (2) submit an application to establish an FGI account before redeeming assets. Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions). If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you purchase Fund shares by check and then submit a redemption request by mail or telephone, the redemption order may not be accepted until your check has cleared, which may take up to 15 days. To eliminate this delay, you may purchase shares of the Fund by wire.

RESTRICTIONS ON PHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions, if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the fund. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying Integrated Investment Services, Inc. of a change in your address or banking instructions before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days notice. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.

CHANGING THE TERMS

We can change any of the methods of buying or selling Portfolio shares after giving you 30 days written notice.

EXCHANGING SHARES

You may instruct us to exchange shares in one Portfolio for shares of the same class in another Portfolio. We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:

     - The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

     - Shares of each Portfolio of the Fund may be exchanged for shares of the other Portfolio at net asset value without charge. An exchange will be subject to a 2% redemption fee, as a percentage of the amount redeemed, on shares held less than 60 days.

BUYING SHARES

BY MAIL

FILL OUT AN APPLICATION Complete an application naming the Portfolio or Portfolios in which you are investing and how much money is to be invested in each.

WRITE A CHECK Make the check payable to "The Navellier Millennium Funds."

SEND THE CHECK AND APPLICATION Mail the check and application to:

     The Navellier Millennium Funds

     c/o Integrated Investment Services, Inc.

     P. O. Box 5354
     Cincinnati, OH 45201-5354

Once your check and a properly completed application are received, your shares will be bought at the next determined net asset value. For example, if we receive your check after 4:00 p.m. Eastern time, the purchase will be made based on the shares' net asset value for the next trading day. If additional information is required, your application will be considered incomplete until we have received it.

PLEASE NOTE: We do not accept cash, money orders, travelers' checks, foreign checks, credit card convenience checks, certain third party checks or checks deemed to be high-risk. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

BY WIRE

Please call our Transfer Agent (Integrated Investment Services, Inc.) at 1-800-622-1386 for instructions.

PLEASE NOTE: You are responsible for any wiring charges from your bank. If we purchase shares based on your wiring instructions and have to cancel the purchase because your wire is not received, you may be liable for any loss the Portfolio may incur.

BY AUTOMATIC PLAN

MAKE MONTHLY PURCHASES You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the Automatic Investment Program section of the application authorizing your bank to transfer money from your checking account to Integrated Investment Services, Inc. This is a free service, and you may discontinue it at any time.

PLEASE NOTE: The Fund reserves the right to reject any purchase order.

SELLING OR EXCHANGING SHARES

You may request that the Portfolio redeem all or a part of your shares. The price of the shares you redeem will be determined the next time the Portfolio's share price is calculated after the transfer agent receives your request in good order.

REDEMPTION FEE

     - The Portfolio will deduct a fee of 2.00% from redemption proceeds on Portfolio shares held less than 60 days,

     - The redemption fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Portfolio asset levels and cash flow caused by short term shareholder trading.

     - If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

     - The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.

     - The redemption fee does not apply to shares redeemed through the use of our automatic withdrawal plan.

     - The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions if two or less exchanges per quarter.

BY MAIL

SEND THE FOLLOWING INFORMATION You may redeem shares of a Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records.

The mailing address is:

     The Navellier Millennium Funds
     c/o Integrated Investment Services, Inc.
     P.O. Box 5354
     Cincinnati, OH 45201-5354

BY PHONE

MAKE A PHONE CALL Call Integrated Investment Services, Inc. at 1-800-622-1386 before 4:00 p.m. Eastern Time to have your shares sold that day.

     HAVE YOUR INFORMATION READY Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

If the shares to be redeemed have a value of $50,000 or more, your signature must have an original Medallion Signature Guarantee by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. In addition, an original Medallion Signature Guarantee is required in the following circumstances:

     - Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee);

     - Proceeds are being sent to an address other than the address of record;

     - Proceeds or shares are being sent/transferred from a joint account to an individual's account;

     - Proceeds to be paid via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request;

     - Proceeds or shares are being sent/transferred between accounts with different account registrations.

Medallion Signature Guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, or savings association that is authorized to guarantee signatures and which is acceptable to the Transfer Agent. Whenever a Medallion Signature Guarantee is required, each person required to sign for the account must have his/her signature guaranteed. Notary stamps are not acceptable.

BY AUTOMATIC PLAN

MAKE REGULAR WITHDRAWALS If you have a total of $25,000 or more invested in The Navellier Millennium Funds, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Contact Integrated Investment Services, Inc. to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS

The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. Contact your broker to determine whether it has an established relationship with the Distributor.

Certain broker-dealers may impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

HOW DEALERS ARE COMPENSATED

Dealers are paid for selling shares of the Navellier Millennium Funds.

They receive a service fee depending on the average net asset value of the class of shares their clients hold in Navellier Funds. These fees are paid from the 12b-1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. The 12b-1 fee charged may exceed the actual cost of distribution and or service. They may also charge transaction fees or other charges for services.

RULE 12B-1 PLAN

The Fund has adopted a plan under rule 12b-1 that provides for fees payable as an expense. These fees are used to pay for distribution and other services provided to shareholders. Seventy-five percent (75%) of the 12b-1 fee shall be paid for distribution activities and twenty-five percent (25%) for shareholder services. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers. Investors may also be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. The 12b-1 fees charged may exceed the actual costs of distribution and/or service.

EXCESSIVE TRADING

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not approve of excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund will terminate your exchange privileges and will not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects, such as frequent exchanges, to be excessive trading.

POLICIES TO PREVENT MARKET TIMING

The Fund is not designed for and does not accommodate market timing or market timing organizations or other persons or entities using programmed or frequent exchanges.

Short-term trading or "market timing" involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund's portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called "time zone arbitrage." This occurs when shareholders of Portfolios that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the Portfolios' securities trade and the close of the U.S. markets, which is when the Portfolios' share prices are calculated. Arbitrage opportunities may also occur in Portfolios that do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio's share price is calculated, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

The Navellier Millennium Funds' portfolios are intended as long-term investments. Therefore, the Funds' Board of Trustees has adopted policies and procedures which are set forth herein and in its compliance policies and procedures and administered through the Transfer Agent and the Fund staff and reviewed periodically by the Chief Compliance Officer and Board of Trustees for compliance and which are designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than 60 days and providing the Fund discretion to reject an exchange, at any time, for any reason.

The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401 (k) and other types of defined contribution or employee benefit plans.

The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees at its next regularly scheduled quarterly meeting.

The Portfolios cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders' account information. With respect to trades that occur through omnibus accounts at intermediaries, the Funds have requested assurance that intermediaries have policies to prevent market timing.

The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days.


HOUSEHOLDING POLICY

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Navellier at 1.800.622.1386 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

UNDERSTANDING EARNINGS

The Portfolios may pay you dividends or distributions. Here are some specifics about these earnings:

THREE KINDS OF DIVIDENDS

Dividends paid to you could be:

     - Dividends or interest earned by shares of the securities in the Portfolio;

     -    Capital gains earned by selling shares of stocks at a profit;

     -    A return of capital (a repayment of the money you invested).

WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID

Each Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

YOUR CHOICE: SHARES OR CASH

You may choose to receive dividends or distributions in one of two ways:

     - We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

     - To be paid in cash, you must notify us in writing. Cash payments will be made by check and mailed to the address of record, unless you instruct us otherwise in writing.

WHO RECEIVES A DIVIDEND

You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). Each Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES

Distributions received in cash or additional shares of a portfolio may be subject to federal and or state income tax. The following are general rules concerning the tax consequences of investing in the Navellier Millennium Funds Portfolios. Be sure to consult your tax adviser about the specific tax implications of your investments.

TAX CONSEQUENCES OF DIVIDENDS

Your dividends are taxable in the following ways:

     - Dividends, short-term capital gain distributions and interest earned by a portfolio are taxable to you as ordinary income.

     - Capital gain distributions are taxable as capital gains, regardless of how long you have held the shares.

     -    A return of capital is not taxable to you.

WHEN DIVIDENDS ARE TAXABLE

Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

TAX EXCEPTIONS

Dividends will not be taxable in the year they are paid if a portfolio is being held in a tax-advantaged account, such as an IRA.

GAINS AND LOSSES

If you sell or exchange shares, you will usually realize either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

EXCHANGE OF FUND SHARES

An exchange of one Portfolio's shares for the shares of another Portfolio will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal and/or state income tax.

REPORTING

You must report all dividends and redemptions. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certification, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

STATE AND LOCAL TAXES

Dividends may be subject to state and local taxes.

FOREIGN TAX DEDUCTIONS

The International Growth Portfolio may be subject to foreign withholding taxes. If the Portfolio pays foreign withholding or other taxes, it may make an election that may entitle you to take these as either a deduction or credit on your taxes. If more than 50% of the Portfolio's total assets at fiscal year-end are foreign securities, the Portfolio may make that election.

BE CAREFUL: TIMING CAN MAKE A DIFFERENCE.

Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution.

"UNDELIVERABLE" OR "UNCASHED" DIVIDEND CHECKS

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Portfolio at the per share Net Asset Value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Portfolio at the per share Net Asset Value determined as of the date of cancellation.

THE NAVELLIER PRIVACY POLICY

When you invest in the Navellier Performance Funds, you share your nonpublic personal and financial information with us. Needless to say, we take your privacy very seriously. As a registered investment company advisor we provide products and services that involve compiling personal and sensitive information about you. We believe that you should know that we collect only the information necessary to provide our customers with those services. We only share this information with select business partners associated with the delivery of these products and services. We are committed to protecting your privacy and do not sell this information to any third party. If you have any questions about our privacy policy please call (800) 887-8671, and we will be happy to assist you.

OUR POLICY IS TO LIMIT HOW AND WITH WHOM WE WILL SHARE INFORMATION

We do not share information about you, or our former clients, with our affiliates or service providers or other third parties except on the limited basis permitted by law. We may share information with our Transfer Agent or Custodian in order to administer your accounts, including such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. It is necessary for us to have your personal information so that we know how to contact you in order to answer questions, or respond to requests for information from us.

WE DO NOT SELL LISTS OF OUR CLIENTS

We do not sell lists of our clients, nor do we disclose client information to marketing companies. We do not share information with other companies. The exception being those companies hired to provide specific services for us.

WE COLLECT ONLY THE INFORMATION NECESSARY TO DELIVER OUR PRODUCTS AND SERVICES

We may collect nonpublic personal information about you that generally falls into one of the following categories:

     - Information, such as your address, Social Security number, date of birth, phone number, income, investable assets, and investment profile, that you may provide on account applications or during your business relationship with us.

     - Account information, such as your investment choices, account balances and transaction history.

     - Information relating to your use of our Website, such as your User Name, Password, email address, zip code, failed attempts to log in, the last time you logged in, and portfolio information you may have provided on our Stockgrader page.

HOW WE USE THE INFORMATION WE COLLECT.

     We use the information we collect primarily to maintain your accounts and process your transactions and requests. When required by law, we may need to disclose personal information where such action is deemed necessary to comply with a current judicial proceeding, court order or legal process served on the firm.

PROCEDURES TO PROTECT CONFIDENTIALITY AND SECURITY OF CLIENT

While no company can guarantee the security of your information, we take steps to protect information from unauthorized access, including reasonable administrative, physical, and technical safeguards designed to protect information about you. We also apply special measures for authentication of information you request or submit to us on our website, www.navellier.com. Internally, we limit access to nonpublic personal and financial information about you to those Navellier personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information. Additionally, we conduct periodic reviews of our computer systems, including security features.

HOW YOU MAY OBTAIN PROXY VOTING INFORMATION.

Information on Navellier's Proxy Voting Policies & Procedures may be obtained by visiting our website at WWW.NAVELLIER.COM, or by contacting our office at 1-800-887-8671.

A SPECIAL NOTE TO NEWSLETTER SUBSCRIBERS

Although Navellier writes the commentary for Louis Navellier's Emerging Growth (formerly MPT Review), the Blue Chip Growth, Quantum Growth, and the Global Growth newsletters, these letters are published and owned by Phillips Publishing. If you are a subscriber to these letters and would like any information about you to remain private, then you must contact Phillips Publishing directly at (800) 539-8216.

HOW YOU CAN CORRECT AND UPDATE PERSONAL INFORMATION

IF YOU NEED TO UPDATE OR CORRECT ANY PERSONAL INFORMATION, YOU MAY CONTACT US AT
(800) 887-8671.

                                     PART B

                         THE NAVELLIER MILLENNIUM FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2007

     This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Millennium Funds (the "Fund"), dated May 1, 2007, a copy of which Prospectus may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier & Associates, Inc., One East Liberty, Third Floor, Reno, Nevada 89501; Tel:
1-800-887-8671.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY............................................   31
INVESTMENT OBJECTIVES AND POLICIES.........................................   31
TRUSTEES AND OFFICERS OF THE FUND..........................................   37
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................   42
THE INVESTMENT ADVISER, DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT..........   42
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................   47
CAPITAL STOCK AND OTHER SECURITIES.........................................   49
PURCHASE, REDEMPTION, AND PRICING OF SHARES................................   49
TAXES......................................................................   53
UNDERWRITERS...............................................................   55
CALCULATION OF PERFORMANCE DATA............................................   56
FINANCIAL STATEMENTS.......................................................
APPENDIX...................................................................

                         GENERAL INFORMATION AND HISTORY

     The Fund is a business trust company organized under the laws of the State of Delaware on September 4, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER TOP 20 PORTFOLIO

This Portfolio is an open end non-diversified investment company which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in the securities of a single industry. The investment objectives and policies of the Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES OF THE NAVELLIER INTERNATIONAL GROWTH
PORTFOLIO

This Portfolio is an open end non-diversified investment company which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in the securities of a single industry. The investment objectives and policies of the Portfolio are described in the Prospectus. The general policies, discussed below, supplement the information contained in the Prospectus.

OTHER INVESTMENTS

     While under normal circumstances each Portfolio will invest at least 80% of its total assets in equity securities, each Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of each Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes, each Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, each Portfolio's holdings in such non-equity securities should not exceed 20% of the total assets of the Portfolio. If a Portfolio's assets, or a portion thereof, are retained in cash or money market funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or money market mutual funds such as the FBR Fund for Government Investors. Cash deposits by the Fund in interest bearing instruments maintained by Cardinal Bank ("Custodian") will only be deposited with the Custodian if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market mutual fund investments have no FDIC protection and deposits in Cardinal Bank interest bearing accounts have only $100,000 protection. Non-deposit investment products are not insured by the FDIC. They are not deposits or other obligations of or guaranteed by any bank or bank affiliate, and involve investment risks, including possible loss of the principal amount invested.

     It is anticipated that all of the Portfolios' investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which a Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

     In determining the types of companies which will be suitable for investment by The Navellier Top 20 Portfolio, the Investment Adviser screens over 9,000 stocks, taking into account various fundamental characteristics and basing its stock selection on proprietary analysis using its own concept of modern portfolio theory to select the twenty stocks with the highest ranking. The current Portfolios invest primarily in what the Investment Adviser believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth or increased value. There are no limitations on the Navellier Top 20 Portfolio as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest; the principal criteria for investment is that the securities provide opportunities for capital growth and that they rank in the Investment Adviser's Top 20 highest rated investment opportunities at the time the Investment Adviser makes its analysis.

     The Navellier International Growth Portfolio will invest in foreign stocks and ADRs. There is no restriction on their market capitalization

     Each Portfolio will invest up to 100% of its capital in equity securities selected for their growth or value potential. The Investment Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum.

     None of the Portfolios or the Fund is an underwriter for the securities of other issuers.

LIQUIDITY AND ALLOCATION PROCEDURES

     The Navellier Top 20 Portfolio became effective September 30, 1998. The Navellier International Growth Portfolio was organized June 30, 2000. The Investment Adviser was organized on September 15, 1988. Although the Investment Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent, the Investment Adviser still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Adviser also has overall responsibility for the selection of securities for investment for each of the Portfolios.

     Louis Navellier, the owner of the Investment Adviser, Navellier & Associates Inc., also presently manages approximately $4.8 billion in investor funds. Louis Navellier, the owner of the Investment Adviser, also owns other investment advisory entities which manage assets and/or act as sub-advisers, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Adviser intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which the Investment Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which the Investment Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund Portfolios. Since the Investment Adviser will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that it is trading on behalf of its managed accounts and also while other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates, Inc. and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., on behalf of its managed accounts and the other Navellier controlled investment entities and the Investment Adviser will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates, Inc., on behalf of its managed accounts, places a $25,000 purchase order and the Investment Adviser, on behalf of the Fund, places a $25,000 purchase order for the same stock and only $25,000 worth of stock is available for purchase, the order would be allocated $12,500 of the stock to Navellier & Associates, Inc., on behalf of its managed accounts, and $12,500 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.

POTENTIAL MATERIAL CONFLICTS

     Given that the investment methology includes utilization of a "model portfolio" to which all accounts in any given investment strategy are matched, it is assumed that there are no material conflicts of interest in the management of other portfolios. Security selection and acquisition for each portfolio is made based upon a weekly research process. The process includes liquidity constraints built into the analysis in order to accommodate all client portfolios. In the normal course of portfolio management, acquisition and disposition of the same securities for more than one portfolio will occur. Under these conditions, it may not be possible to complete an order of sufficient size for a particular security and thus certain portfolios may have to accept a less favorable price. Navellier's trading policies and procedures are designed with the intent that all clients are treated equitably. The aggregation or blocking of client transactions allows Navellier to execute transactions in a more timely, equitable, and efficient manner and seeks to reduce overall commission charges to clients. Navellier's policy is to aggregate client transactions where possible and when advantageous to clients. In these instances clients participating in any aggregated transactions will receive an average share price and transaction costs will be shared equally and on a pro-rata basis. Allocations among clients are made on an objective basis, which may be pro-rata, percentage, group rotation or other method. Where a client has directed transactions to a particular broker-dealer or when Navellier determines combined orders would not be efficient or practical, it is possible that all clients may not receive the same average price for a particular security.

     An investment in shares of a portfolio involves certain speculative considerations. There can be no assurance that the Portfolio's objective will be achieved or that the value of the investment will increase. Each Portfolio intends to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.

     INVESTMENT POLICIES. The following general policies supplement the information contained in the Prospectus. Also following are other types of investments in which each Portfolio may invest.

     CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

     TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     BANKER'S ACCEPTANCES. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

     CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

     UNITED STATES GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

     Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

     STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities passed to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Investment Adviser to be of relatively high credit standing.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

     Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

     The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

     While to some extent the risks to the Portfolios of investing in foreign securities may be limited, since the Portfolios (except The Navellier International Growth Portfolio, which may invest up to 100% of its net asset value in foreign securities) may not invest more than 15% of its net asset value in such securities and the Portfolios (except The Navellier International Growth Portfolio) may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

     The Investment Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Prospectus.

     INVESTMENT RESTRICTIONS. The Fund's fundamental policies as they affect a portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

     The following investment restrictions are fundamental policies of the Fund with respect to each Portfolio and may not be changed except as described above. Each Portfolio may not:

     1. Purchase any securities or other property on margin; PROVIDED, HOWEVER, that each Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

     2. Make cash loans, except that each Portfolio may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

     3. Make securities loans, except that each Portfolio may make loans of the portfolio securities of the Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of the Portfolio.

     4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although each Portfolio may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

     5. Invest in oil, gas, or other mineral exploration or development programs, although each Portfolio may purchase securities of issuers which engage in whole or in part in such activities.

     6. Purchase securities of companies for the purpose of exercising management or control.

     7. Participate in a joint or joint and several trading account in securities.

     8. Issue senior securities or borrow money, except that each Portfolio may
(i) borrow money only from banks for the Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of the Portfolio, and (ii) borrow money only from banks for the Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio. As an operating policy, the Portfolio may not invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of the Portfolio.

     9. Pledge, mortgage, or hypothecate the assets of the Portfolio to an extent greater than 10% of the total assets of the Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

     10. Purchase for each Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Portfolio would then be invested in such securities nor will any Portfolio invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Portfolio would be invested in either illiquid or unseasoned securities.

     11. Invest more than 10% of each Portfolio's assets in the securities of any single company or 25% or more of such Portfolio's total assets in a single industry.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.

PROXY VOTING. The SEC recently adopted Rule 206(4)-6 requiring formal proxy voting policies and procedures for SEC registered investment advisers with voting authority over client portfolio securities. This Rule requires covered investment advisers to:

Adopt written proxy voting policies and procedures designed to ensure the adviser votes proxies in the best interests of its clients, including policies addressing material conflicts between the interests of the investment adviser and its clients; Disclose to clients the adviser's proxy voting policy and provide a copy to clients upon request; and Disclose how clients may obtain voting information from the adviser for the client's securities.

The rule also requires SEC registered investment advisers to keep certain records relating to proxy voting policies, including the proxy voting policy, a record of all votes cast, and client communications related to proxy voting.

Navellier has contracted Institutional Shareholder Services (ISS), a third-party company, to perform the proxy voting function for its accounts. ISS provides Navellier with detailed documentation of all voting activities on a quarterly basis.

In addition to Institutional Shareholder Services' Policy and Procedures, Navellier & Associates, Inc. has adopted general guidelines for voting proxies in our Proxy Voting Policies and Procedures. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Navellier & Associates, Inc. anticipate all future situations.

In the absence of specific voting guidelines from a client, Navellier & Associates, Inc. has instructed Institutional Shareholder Services (ISS) to vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client's written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Navellier & Associates, Inc. believes that voting proxies in accordance with the aforementioned policies is in the best interests of its clients.

Navellier & Associates, Inc.'s complete Proxy Voting Policies and Procedures is available for viewing on our web site at www.navellier.com.

     PORTFOLIO TURNOVER. Each Portfolio has an expected annual rate of portfolio turnover which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of such Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. The Navellier Top 20 Portfolio's actual turnover rate for 2006 was 196%. The Navellier International Growth Portfolio's actual turnover rate for 2006 was 67%.

The Fund will attempt to limit the annual portfolio turnover rate of each Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance. In Wisconsin for the year ended December 31, 2006 annual portfolio turnover rate of 300% or more is considered a speculative activity under Wisconsin statutes and could involve relatively greater risks or costs to the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

     PUBLIC DISCLOSURE

     The Fund has a policy of not disclosing its securities holdings for any portfolio (except to its agents and employees charged with administering the Fund who in turn are required to keep those holdings confidential) except as made public in its periodic public filings, such as its registration statement, annual and semiannual reports and periodic (usually quarterly) reports to shareholders.

     The information regarding portfolio holdings is disclosed to shareholders and the public no more frequently than quarterly except as it appears on the Funds' website which is available to the public. The Fund and Investment Advisor and their employees and agents do not sell or receive compensation for the disclosure of portfolio holdings. No one is authorized to disclose portfolio holdings except as made available through periodic reports to shareholders or through public filings. The Fund follows the procedure set forth herein and has advised its employees and agents of its portfolio holdings policy. The Chief Compliance Officer and the Board of Trustees exercise oversight of the policy on disclosure of portfolio holdings by reviewing any disclosures of portfolio holdings at its quarterly meetings and or when apprised by the Funds' staff and or Chief Compliance Officer.

     NON-PUBLIC DISCLOSURE

     A. ONGOING: The Fund from time to time makes non-public disclosure of its portfolio holdings to its internal staff and agents charged with managing the Fund such as its Investment Advisor, the Investment Advisor's analysts, portfolio managers, traders and operating officer, its Board of Trustees, its Chief Compliance Officer, its attorney, its Custodian, its Transfer Agent and its accountant and printers. Disclosure is made to these persons before disclosure to the public so that the Fund can manage its assets, trade and hold the securities pursuant to the investment advisor's direction, prepare reports and filings with the Securities and Exchange Commission and prepare financial statements. These persons with an ongoing need to know are given this information only for legitimate business purposes and are told they have a fiduciary duty not to disclose to anyone else and not to trade on this information. It is also implied in their contracts with the Fund. There is a risk that attempting to enforce this obligation may not always be successful.

     B. AD HOC DISCLOSURES: There may from time to time be disclosures on an ad hoc basis on a need to know basis. Before such disclosure is made, the Chief Compliance Officer will be told of the need and will review it and make the disclosure if necessary. These ad hoc disclosures are given only for legitimate business purposes and the persons receiving the information are told they have a fiduciary duty not to disclose the information to anyone else and not to trade on this information. It is also implied in their agreements with the Fund. There is a risk that attempting to enforce this obligation may not always be successful.

     TRUSTEES AND OFFICERS OF THE FUND

     The Fund's Board of Trustees directs the business and affairs of each Portfolio of the Fund and supervises the Investment Adviser, Distributor, Transfer Agent and Custodian, as described below.

     The following information, as of January 1, 2007, is provided with respect to each trustee and officer of the Fund:

INTERESTED TRUSTEES AND OFFICERS

                                                                                                      (5)NUMBER
                                                                                                         OF
                                                                                                     PORTFOLIOS
                           (2)POSITION(S)                                                                IN          (6)OTHER
                             HELD WITH                                          (4)PRINCIPAL            FUND       TRUSTEESHIPS
    (1)NAME AND          REGISTRANT AND ITS      (3)TERM OF OFFICE AND      OCCUPATION(S) DURING      OVERSEEN        HELD BY
      ADDRESS                AFFILIATES          LENGTH OF TIME SERVED        PAST FIVE YEARS        BY TRUSTEE      TRUSTEES
    -----------       -----------------------   ----------------------   -------------------------   ----------   --------------
Louis Navellier(1)    Trustee of The            As long as the Fund      Mr. Navellier is and has         2
49                    Navellier Millennium      is in existence          been the CEO and Chief
One East Liberty      Funds. He was selected    unless voted out by      Investment Officer of
Third Floor           as a Trustee at the       2/3 vote of              Navellier & Associates
Reno, NV 89501        organizational meeting.   shareholders. Mr.        Inc., an investment
                      There are no agreements   Navellier has served     management company since
                      or understandings         as trustee since 1998.   1988; CEO and President
                      pursuant to which he                               of Navellier Management,
                      was selected as a                                  Inc., from May 10, 1993
                      trustee or officer. Mr.                            through the present time;
                      Navellier is also the                              CEO and President of
                      CEO, Chief Investment                              Navellier International
                      Officer, Secretary, and                            Management, Inc., an
                      Treasurer of Navellier                             investment management
                      & Associates, Inc., a                              company, from May 10,
                      Nevada corporation                                 1993 through December
                      which is the Investment                            2004; CEO and President
                      Adviser to the Fund.                               of Navellier Securities
                                                                         Corp. since May 10, 1993;
                                                                         CEO and President of
                                                                         Navellier Fund
                                                                         Management, Inc., an

                      Mr. Navellier is also                              investment management
                      CEO President                                      company, since November
                      Secretary, and                                     30, 1995; and has been
                      Treasurer of Navellier                             editor of the Emerging
                      Securities Corp.,                                  Growth newsletter
                                                                         (previously

                      Mr. Navellier is also                              MPT Review) from August
                      CEO and Chief                                      1987 to the present and
                      Investment Officer of                              was publisher and editor
                      Navellier & Associates,                            of the predecessor
                      Inc. owned by Louis                                investment advisory
                      Navellier.                                         newsletter OTC Insight,
                                                                         which he began in 1980
                                                                         and wrote through July
                                                                         1987; Mr. Navellier is
                                                                         also the editor of the
                                                                         Blue Chip Growth, Quantum
                                                                         Growth, and Global Growth
                                                                         newsletters; a Trustee of
                                                                         The Navellier Millennium
                                                                         Funds, a mutual fund
                                                                         family since 1998.

DISINTERESTED TRUSTEES AND OFFICERS

                                                                                                      (5)NUMBER
                                                                                                         OF
                                                                                                     PORTFOLIOS
                           (2)POSITION(S)                                                                IN          (6)OTHER
                             HELD WITH                                          (4)PRINCIPAL            FUND       TRUSTEESHIPS
    (1)NAME AND          REGISTRANT AND ITS      (3)TERM OF OFFICE AND      OCCUPATION(S) DURING      OVERSEEN        HELD BY
      ADDRESS                AFFILIATES          LENGTH OF TIME SERVED        PAST FIVE YEARS        BY TRUSTEE      TRUSTEES
    -----------       -----------------------   ----------------------   -------------------------   ----------   --------------
Barry Sander 58       Trustee and Chairman of   As long as the Fund      Currently retired as of          2       One, The
c/o Navellier Funds   the Board of Trustees     is in existence          December 1, 1998,                        Navellier
1 E. Liberty, 3rd     of the Navellier          unless voted out by      formerly he was the                      Performance
Floor, Reno, NV       Millennium Funds. He is   2/3 vote of              President and CEO of Ursa                Funds' three
89501                 also a Trustee and        shareholders. Mr.        Major Inc., a stencil                    (3) portfolios
                      Chairman of the Board     Sander has served as     manufacturing firm and
                      of Trustees of the        trustee since 1998.      had been for the past
                      Navellier Performance                              nine years.
                      Funds He was selected
                      as a Trustee at the
                      organizational meeting.
                      There are no agreements
                      or understandings
                      pursuant to which he
                      was selected as a
                      trustee or officer.

Joel Rossman 57       Trustee of the            As long as the Fund      Currently owner of a             2       One, The
c/o Navellier Funds   Navellier Millennium      is in existence          photo framing                            Navellier
1 E. Liberty, 3rd     Funds. He is also a       unless voted out by      manufacturing company.                   Performance
Floor, Reno, NV       Trustee of the            2/3 vote of              Formerly he was President                Funds' three
89501                 Navellier Performance     shareholders. Mr.        and CEO of Personal Stamp                (3) portfolios
                      Funds. He was selected    Rossman has served as    Exchange, Inc., a
                      as a Trustee at the       trustee since 1998.      manufacturer, designer
                      organizational meeting.                            and distributor of rubber
                      There are no agreements                            stamp products. He had
                      or understandings                                  been President and CEO of
                      pursuant to which he                               Personal Stamp Exchange
                      was selected as a                                  for the preceding 10
                      trustee or officer.                                years.

Jacques Delacroix     Trustee of the            As long as the Fund      Professor of Business            2       One, The
64                    Navellier Millennium      is in existence          Administration, Leavy                    Navellier
c/o Navellier Funds   Funds. He is also a       unless voted out by      School of Business, Santa                Performance
1 E. Liberty, 3rd     Trustee of the            2/3 vote of              Clara University                         Funds' three
Floor, Reno, NV       Navellier Performance     shareholders. Mr.        (1983-present)                           (3) portfolios
89501                 Funds. He was selected    Delacroix has served
                      as a Trustee at the       as trustee since 1998.
                      organizational meeting.
                      There are no agreements
                      or understandings
                      pursuant to which he
                      was selected as a
                      trustee or officer.

----------
(1)  This person is an interested person affiliated with the Investment Adviser.

     The Board of Trustees has an audit committee, consisting of all the trustees, charged with reviewing the financial affairs of the Fund and the financial reports presented to and prepared for the Fund. The audit committee consists of all of the Trustees of the Fund. It meets quarterly. It met four times in the 2006 fiscal year. The Board of Trustees also has a valuation committee, consisting of all the trustees, charged with reviewing the valuation of securities held by the Fund and with reviewing calculation of net asset value. It meets quarterly and met four (4) times in fiscal 2006. The Board of Trustees also has a nominating committee charged with proposing candidates for replacement of vacant Board of Trustee positions. It meets as needed. It did not meet in fiscal 2006.

                                    OFFICERS

     The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund's three (3) disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $12,000. Each disinterested Trustee also receives $500 per meeting. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed two hundred million dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.

     The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

     The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.

                               COMPENSATION TABLE

                                           (2)AGGREGATE
                                           REMUNERATION
                                               FROM
                                          REGISTRANT AND   (3)PENSION OR                   (5)TOTAL
                                           FUND COMPLEX     RETIREMENT     (4)ESTIMATED   COMPENSATION
                                          FOR THE FISCAL     BENEFITS         ANNUAL        FROM FUND
              (1)NAME AND                   YEAR ENDED      ACCRUED AS       BENEFITS       AND FUND
           CAPACITY IN WHICH               DECEMBER 31,       PART OF          UPON       COMPLEX PAID
         REMUNERATION RECEIVED                 2006        FUND EXPENSES    RETIREMENT     TO TRUSTEES
         ---------------------            --------------   -------------   ------------   ------------
                                          INTERESTED TRUSTEES

Louis G. Navellier,                           $  0.00            $0             N/A          $     0
Trustee, President, Chief Executive
   Officer, and Treasurer Arjen Kuyper,       $  0.00            $0             N/A          $     0
   (former Trustee)

                                        DISINTERESTED TRUSTEES

Barry Sander, Trustee                         $12,000            $0             N/A          $12,000
Joel Rossman, Trustee                         $12,000            $0             N/A          $12,000
Jacques Delacroix, Trustee                    $12,000            $0             N/A          $12,000

OFFICERS' AND DIRECTORS' OWNERSHIP OF FUND SHARES

     As of December 31, 2006 the trustees and officers combined owned less than 1% of any class of shares of the Fund. The dollar range of equity securities owned by each Director in the Fund and the fund complex was as follows:

                                   INTERESTED TRUSTEES AND OFFICERS

                                 DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                EQUITY SECURITIES       REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                   IN THE FUND          DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*
                                -----------------   --------------------------------------------------
Louis G. Navellier                Over $100,000                        Over $100,000
Arjen Kuyper (former Trustee)          None                         $10,001 - $50,000

                                  DISINTERESTED TRUSTEES AND OFFICERS

                                 DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                EQUITY SECURITIES       REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                   IN THE FUND          DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*
                                -----------------   --------------------------------------------------
Barry Sander                           None                          $10,001 - $50,000
Joel Rossman                           None                                None
Jacques Delacroix                      None                         $50,001 - $100,000

----------
* "Family of Investment Companies" consists of all mutual funds advised by Navellier & Associates, Inc.

     The following table shows the ownership (or lack of ownership) interest by Disinterested Trustees in the Investment Advisor and or the Underwriter to the
Fund:

                       (2) NAME OF OWNER AND                  4) TITLE   (5) VALUES OF   (6) PERCENT
(1) NAME OF TRUSTEE   RELATIONSHIP TO TRUSTEE   (3) COMPANY   OF CLASS     SECURITIES      OF CLASS
-------------------   -----------------------   -----------   --------   -------------   -----------
Barry Sander                    N/A                 None         N/A          N/A            N/A
Joel Rossman                    N/A                 None         N/A          N/A            N/A
Jacques Delacroix               N/A                 None         N/A          N/A            N/A

     None of the disinterested trustees or their family members had any business transactions with the Fund, any officer of the Fund, any investment companies having the same investment adviser or underwriter as the Fund or any entity or person in control of or under common control with them during the past two years, except for the trustee fees (under $60,000) received as a Trustee of the Navellier Performance Funds and as a Trustee of the Navellier Millennium Funds.

     In determining the compensation (advisory fee) approved for the Investment Adviser for 2006, the Board of Trustees considered and reviewed the compensation paid to other advisers with similar styles and their performance, Navellier's high volume trading activities charge, the fact that Navellier Management, Inc. had a unique and proprietary investment style, that the investors presumably chose to invest in this Fund because of Navellier Management, Inc.'s specific investment style, the adviser's past performance and projected future performance and its past and future willingness to waive reimbursement of costs advanced, thereby effectively reducing its fees. The Board of Trustees also considered the fact that the Investment Advisor has waived tens of thousands of dollars in reimbursement.

COMPENSATION TABLE

     None of the trustees received compensation in excess of $60,000 in fiscal 2006 for being a trustee.

                                                                             ESTIMATED     TOTAL COMPENSATION
                                     AGGREGATE     PENSION OF RETIREMENT      ACCRUAL      FROM FUND AND FUND
         NAME OF PERSON            COMPENSATION     BENEFIT ACCRUED AS     BENEFITS UPON     COMPLEX PAID TO
            POSITION                 FROM FUND    PART OF FUNDS EXPENSES     RETIREMENT         TRUSTEES
         --------------            ------------   ----------------------   -------------   ------------------
Louis Navellier(1)                  $     0(1)              $0                  $0             $     0
Trustee
Arjen Kuyper (2)                    $     0                 $0                  $0             $     0
(Chief Operating Officer of the
   Investment Advisor.) Samuel
   Kornhauser (legal counsel
   to the Fund)                     $25,000                 $0                  $0             $75,000(3)

----------
(1) Mr. Navellier is a portfolio manager and owner of the investment advisor. He was not paid by the Fund. The investment advisor paid him profits from its diversified operations which include performing advisory services for the Fund.

(2) Mr. Kuyper is COO and President of the investment advisor and is paid by the advisor for various duties and does not receive specific compensation for services provided to the Fund by the investment advisor.

(3) Mr. Kornhauser receives an annual $25,000 retainer from the Navellier Millenium Funds and a $50,000 retainer from the Navellier Performance Funds for legal services to each Fund.

     PORTFOLIO MANAGER COMPENSATION.

     Louis Navellier receives approximately 4.5% of the management fees received by the Advisor from the Fund and receives the net profits, if any, from the ongoing business of the Investment Advisor and of the Distributor. From time to time Mr. Navellier may elect to forgo receiving any compensation from revenues received by the Advisor from the International Growth Portfolio and the Top 20 Portfolio.

     Michael Garaventa receives a base salary and incentive compensation. The incentive compensation is equal to 2.25% of the management fees received by the Advisor from the Top 20 Portfolio.

     Phillip Mitteldorf receives a base salary and incentive compensation. The incentive compensation is equal to 2.25% of the management fees received by the Advisor from the International Growth Portfolio.

     James O'Leary receives a base salary and incentive compensation. The incentive compensation is equal to approximately 10% of the management fees received by the Advisor from the International Growth Portfolio.

     OWNERSHIP OF TRUST SHARES. Louis Navellier and his family own 132 shares of the Top 20 Portfolio and 228 shares of the International Growth Portfolio.
.. James O'Leary, the portfolio manager of the International Growth
Portfolio, owns 32,389 shares of the International Growth Portfolio. Michael Garaventa, the assistant portfolio manager for the Top 20 Portfolio, owns no shares of any Portfolio. Phillip Mitteldorf, the assistant portfolio manager of the International Growth Portfolio owns 3,410 shares of the International Growth Portfolio.

Sales Loads

     There were (no) sales loads discounted or eliminated for any trustees or affiliated persons in 2006.

Code of Ethics

     The Fund, its investment adviser and underwriter each have a Code of Ethics which allows the personnel, subject to the Code of Ethics, to invest in securities and which allows investments in securities purchased by the Fund on a restricted and deferred basis.

     PROXY VOTING POLICIES See pages 42-43 of this SAI.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     On September 3, 1998, in order to fulfill the requirements of Section 14(a)
(1) of the Investment Company Act of 1940, one hundred percent (100%) of the issued and outstanding shares of the then only existing Portfolio of the Fund was purchased by Louis Navellier under a subscription agreement dated September 3, 1998. Such subscription for acquisition was made for an aggregate of $100,000 allocated 100% for the Navellier Top 20 Portfolio (to purchase 10,000 shares). Mr. Navellier is no longer a control person.

     As of December 31, 2006, the following persons owned over 5% of the shares of the following classes of portfolios:

     Navellier Top 20:

     Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, CA 94104 held in street name for the benefit of its customers 8.94% of the shares of the Navellier Top 20 Portfolio. Ownership of over 25% is presumed to be control.

     Navellier International Growth:

     NFS LLC FEBO, 2714 Harborside Drive, Granbury, TX held for the benefit of its customers 6.11%.

     NFS, LLC FEBO, 12917 S. Westgate Drive, Palos Heights, IL 60463 held for benefit of its customers 11.17%.

     Navellier & Associates, Inc., 1 E. Liberty, 3rd Floor, Reno, NV 89501 held 5.89%

     Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, CA 94104 held in street name for the benefit of its customers 48.47% of the shares of the Navellier International Growth Portfolio. Ownership of over 25% is presumed to be control.

                      THE INVESTMENT ADVISER, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

THE INVESTMENT ADVISER

     Navellier & Associates, Inc.("N&A") acts as the Investment Adviser to each Portfolio of the Fund. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for the Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Adviser provides each Portfolio of the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and each Portfolio's compliance with its reporting obligations. The Investment Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Adviser also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the various portfolios of the Fund.

     The Investment Adviser is owned and controlled by Louis G. Navellier (its principal stockholder). Louis G. Navellier is an affiliated person of the Fund. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

     For information regarding the Fund's expenses and the fees paid to the Investment Adviser see "Fees and Expenses of the Portfolio" in the Prospectus.

     (a) THE INVESTMENT ADVISER

     The offices of the Investment Adviser (Navellier & Associates, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operation in 1988 and advises this Fund and The Navellier Performance Funds.

          (i) The following individuals own the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintain control over the Investment Adviser:

                     SHARES OF OUTSTANDING STOCK      PERCENTAGE OF
NAME                  OF THE INVESTMENT ADVISER    OUTSTANDING SHARES
----                 ---------------------------   ------------------
Louis G. Navellier                --                     99.86%

          (ii) The following individuals are affiliated with the Fund, the Investment Adviser, and the Distributor in the following capacities:

       NAME                                    POSITION
       ----          -----------------------------------------------------------
Louis G. Navellier   Trustee and one of the Portfolio Managers of the Fund; CEO
                     and Chief Investment Officer of Navellier & Associates,
                     Inc.; Director, President, CEO, Secretary, and Treasurer of
                     Navellier Securities Corp.; President and one of the
                     Portfolio Managers of The Navellier Performance Funds.

Jim O' Leary         Portfolio Manager of the International Growth Portfolio of
                     The Navellier Millennium Funds

Michael Garaventa    Portfolio Manager of one of the portfolios of The Navellier
                     Millennium Funds

Michael Borgen       One of the Portfolio Managers of The Navellier Performance
                     Funds

Phillip Mitteldorf   Portfolio Manager of one of the portfolios of the Navellier
                     Millennium Funds

Shawn Price          Portfolio Manager of one of the portfolios of the Navellier
                     Performance Funds

Arjen Kuyper         Treasurer of the Fund; Treasurer of The Navellier
                     Performance Funds; Chief Operating Officer and President
                     for Navellier & Associates, Inc.

Samuel Kornhauser    Legal counsel to the Fund and to the independent Trustees,
                     Chief Compliance Officer

          (iii) The annual management fees payable to the Investment Adviser under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser and the Fund are payable monthly and are based upon 1.00% of the average daily net assets of each of the Portfolios of the Fund. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time and has agreed to do so for fiscal 2007.

Navellier & Associates, Inc. was paid investment advisory fees for each of the Portfolios in the following amounts in 2006:

Navellier Top 20 Portfolio                 $85,050
Navellier International Growth Portfolio   $13,555

Navellier Management, Inc. (the former investment adviser) was paid investment advisory fees for each of the Portfolios in the following amounts for the periods ended December 31, 2005 and December 31, 2004, respectively:

2005   Navellier Top 20 Portfolio                 $92,316
2004   Navellier Top 20 Portfolio                 $123,066
2005   Navellier International Growth Portfolio   $7,564
2004   Navellier International Growth Portfolio   $7,754

     The investment Adviser has agreed for the following years to waive reimbursement of all or a portion of the expenses advanced by it on behalf of each Portfolio as necessary so that the total operating expenses of each respective portfolio do not exceed the following "Expense Discount" amounts:

PORTFOLIO                        EXPENSE DISCOUNT   YEAR(S)
---------                        ----------------   -------
Navellier Top 20                       1.50%          2007
Navellier International Growth         1.50%          2007

     During the period ended December 31, 2006, the Investment Adviser paid operating expenses of $ 213,316 for the Navellier Top 20 Portfolio and $ 188,654 for the Navellier International Growth Portfolio. The Investment Adviser may seek future reimbursement of all unreimbursed past expenses incurred on behalf of the Fund. Under the operating expense agreement during fiscal 2006, the Investment Adviser requested, and the Navellier Top 20 Portfolio reimbursed $192,066 and the Navellier International Growth Portfolio reimbursed $185,259. During fiscal 2005, the Investment Advisor paid $270,354 and $204,058 in operating expenses for the Navellier Top 20 Portfolio and for the Navellier International Growth Portfolio respectively and was reimbursed $247,461 and $202,179 respectively. During fiscal 2004, the Investment Advisor paid $283,942 and $181,521 in operating expenses for the Navellier Top 20 Portfolio and for the Navellier International Growth Portfolio respectively and was reimbursed $253,359 and $179,591 respectively. Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund for the account of the applicable Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

     The Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.

          (iv) Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of 0.25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has entered into an agreement with Integrated Investment Services, Inc., to perform, in addition to transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Adviser out of its fees or assets.

     In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Adviser (over the amount of 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Adviser pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

     The Investment Advisory Agreements permit the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name "Navellier" or any use or derivation of the word Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Adviser's option, be withdrawn.

     The Investment Adviser advanced the Fund's organizational expenses but agreed not to seek reimbursement of those expenses. The Fund has agreed to reimburse the Investment Adviser for other expenses (but not organizational expenses) it advances, without interest, by the end of the applicable Fund year, however the Investment Adviser can elect by the end of the applicable Fund year to waive reimbursement of some or all of such advances. No Portfolio shall be responsible for the reimbursement of more than its proportionate share of expenses.

     The Fund and its investment adviser and principal underwriter have adopted codes of ethics which prohibit Fund personnel and access persons from selling securities in which the Fund has invested until after the Fund has sold its investment in those securities.

     Information about the Fund (including the SAI and codes of ethics) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     (b) THE DISTRIBUTOR

     The Fund's Distributor is IFS Fund Distributors, Inc., a Delaware Corporation organized and incorporated on May 10, 1993. IFS Fund Distributors, Inc. is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which this Fund's securities will be offered for sale by Distributor and will be registered with such agencies and governments before any Fund shares are sold by it. The Fund's shares will be continuously distributed by IFS Fund Distributors, Inc. (the "Distributor") located at 303 Broadway, Suite 1100, Cincinnati, OH 45202, pursuant to each Portfolio's Distribution Agreement. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for any payments made to its registered representatives as well as the cost (in excess of the 12b-1 fee) of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

THE DISTRIBUTOR

IFS Fund Distributors, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 (the "Distributor"), is the Trust's principal underwriter and exclusive agent for distribution of the Funds' shares. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is obligated to sell shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

Prior to November 1, 2006 Navellier Securities Corp., One East Liberty Third Floor Reno, NV 89501, a wholly-owned subsidiary of the Adviser, was the Trust's principal underwriter and exclusive agent for distribution of shares of each Fund. Navellier Securities Corp. was paid the following commissions for effecting sales of the Funds:

                                           January 1, 2006 -
                                            October 31, 2006     2005      2004
                                           -----------------   -------   -------
Navellier Top 20 Portfolio                      $18,596        $30,344   $60,418
Navellier International Growth Portfolio        $ 2,653        $ 2,333   $ 3,257

IFS Fund Distributors, Inc. was paid the following commissions for effecting sales of shares of the Funds:

                                           November 1, 2006 -
                                            December 31, 2006
                                           ------------------
Navellier Top 20 Portfolio                       $2650
Navellier International Growth Portfolio         $741

     (c) THE CUSTODIAN

     Cardinal Bank, 8270 Greensboro Drive, 4th Floor, McLean, VA. 22102, serves as the custodian of the Fund's portfolio securities. FBR National Trust Company, the previous custodian, was purchased by Cardinal Bank in January, 2006. It is responsible for retaining custody of the assets of the Fund.

     (d) TRANSFER AGENT

Integrated Investment Services, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, serves as the transfer agent to the Fund and in such capacity maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund. The Fund has entered into an agreement with Integrated Investment Services, Inc., to perform, in addition to transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Fund out of its assets.

     (e) LEGAL COUNSEL

     The Law Offices of Samuel Kornhauser, 155 Jackson Street, Suite 1807, San Francisco, California 94111 is legal counsel to the Fund and to the independent Trustees.

     (f) INDEPENDENT PUBLIC ACCOUNTANT

     Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 is a certified public accounting firm which is the independent public accountant for the Fund. It prepares the audited annual financial statements and the annual and semi annual reports for the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund. During 2004 the former Investment Adviser entered into no such "Soft dollar" transactions with any brokers.

     If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

     The Board of Trustees of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

                              EXPENSES OF THE FUND

GENERAL

     Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Adviser, the Custodian and the Transfer Agent; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Adviser under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Adviser may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISER

     The Investment Adviser presently receives an annual 1.00% fee for investment management of each Portfolio. The fee is payable monthly, based upon the Portfolio's average daily net assets. The Investment Adviser also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.

BROKERAGE COMMISSIONS

     The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund.

     During fiscal 2006, 2005, and 2004 the Fund paid aggregate brokerage commissions of $22,137, $14,605 and $21,904 respectively.

     During fiscal 2006 the Fund directed brokerage transactions to the following brokers in the following amounts for the following commissions in exchange for brokerage and research services (soft dollars).

                                      AGGREGATE                              SERVICES IN RETURN FOR
BROKER                                MKT VALUE   COMMISSIONS                 SOFT DOLLAR CREDITS
------                               ----------   -----------   -----------------------------------------------
LaBranche Financial Services, Inc.   $3,571,101      $3,237     ISS Proxy Voting - Proxy voting research - Ned
                                                                Davis Research - economic research and charting

HOW DEALERS ARE COMPENSATED

THEY ARE PAID A FEE BY THE DISTRIBUTOR FOR SERVICING YOUR ACCOUNT

Dealers are paid some or all of a 12b-1 fee for servicing their clients investment in the Navellier Millennium Funds.

They receive a service fee depending on the average net asset value of the shares their clients hold in the Navellier Millennium Funds. These fees are paid from the 12b-1 fee deducted from the applicable Portfolio. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. The 12b-1 fee charged may exceed the actual cost of distribution and or service.

                       CAPITAL STOCK AND OTHER SECURITIES

     The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

The Fund is a no load fund as of May 1, 2005. There is now only one class of shares for each Portfolio.

                              DESCRIPTION OF SHARES

     The Fund is a Delaware business trust organized on September 4, 1998. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of two (2) Portfolios, the Navellier Top 20 Portfolio and, The Navellier International Growth Portfolio, which are described herein.

     The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of each Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of a portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of each Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.

     All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

     Shares of each Portfolio are sold on a continuous basis through the Distributor, the Transfer Agent and the Distributor's network of broker-dealers.

PURCHASE BY MAIL

     Investments in each Portfolio can be made directly to the Distributor or through the transfer agent--Integrated Investment Services, Inc.--or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

TO INVEST BY MAIL: Fill out an application and make a check payable to "The Navellier Millennium Funds." Mail the check along with the application to:

     The Navellier Millennium Funds c/o Integrated Investment Services, P O Box 5354, Cincinnati, OH 45201-5354.

     Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted.

     Purchase orders which do not specify the Portfolio in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares--General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares--Valuation of Shares".)

THE PORTFOLIOS

     The shares of each Portfolio are sold at their net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.

     If an order for shares of the Portfolio is received by the Transfer Agent before 4:00 p.m. New York Time on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. New York Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m New York Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day. Shares are entitled to receive any declared dividends on the day following the date of purchase.

PURCHASES THROUGH SELECTED DEALERS

     The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the net asset value next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. However, shares purchased directly from the Fund will be free of any transaction charges.

     Certain selected Dealers may effect transactions in shares of the Portfolio through the National Securities Clearing Corporation's Fund/SERV system.

     Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent.

     Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 622-1386, or their broker dealer.

     REDEMPTION OF SHARES. The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

     The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

REDEMPTIONS BY TELEPHONE

You automatically receive telephone redemption and exchange privileges when you invest in the Fund. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying Integrated Investment Services, Inc. of a change in your address or banking instructions before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

FURTHER REDEMPTION INFORMATION

     Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Fund and/or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.

     The Fund reserves the right to modify any of the methods of redemption upon 30 days' written notice to shareholders.

     Under certain circumstances, the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund. Information as to those matters is set forth herein.

     Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the FBR Fund for Government Investors, a regulated investment company maintained by Cardinal Bank, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds. A redeeming Shareholder who instructs the Fund to deposit the redeemed assets into the FBR Fund for Government Investors must (1) already have an existing FGI account or (2) submit an application to establish an FGI account before redeeming assets.

     DETERMINATION OF NET ASSET VALUE. As described in the Prospectus, the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

     VALUATION OF ASSETS. In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the investment adviser subject to the approval of the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees. The net asset value ("NAV") of a share is calculated by dividing the total value of all assets of a portfolio by the total number of outstanding shares.

EXCHANGE PRIVILEGES

     Shares of each Portfolio in this Fund may be exchanged for one another at net asset value. Exchanges among portfolios of the Fund may be made only in those states where such exchanges may legally be made. The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on the net asset value next determined of the shares involved in the exchange. Only one exchange in any 30-day period is permitted, with a limit of two (2) exchanges per quarter. If an investor engages in more than two exchanges per quarter, a 2% redemption fee on the amount of the exchange will be imposed on each such exchange over two per quarter. The Fund reserves the right to restrict the frequency or otherwise modify, condition, terminate, or impose charges upon the exchange, upon 60 days' prior written notice to shareholders. There is a limit of eight (8) exchanges per year, i.e., two (2) exchanges per quarter (90 day period). Exchanges will be effected by the redemption of shares of the Portfolio held and the purchase of shares of the other Portfolio. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss, if any, may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. For this purpose, however, a shareholder's cost basis may not include the sales charge, if any, if the exchange is effectuated within 90 days of the acquisition of the shares. Shareholders wishing to make an exchange should contact the Transfer Agent. Exchange requests in the form required by the Transfer Agent and received by the Transfer Agent prior to 4:00 p.m. Eastern Time will be effected at the next determined net asset value.

EXCESSIVE TRADING

     The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not approve of excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund will limit or terminate your exchange privileges or will not accept future investments from you if you engage in excessive trading. More than two (2) exchanges in a quarter (90 day period) is considered excessive trading, though the Fund reserves the right to impose restrictions if there are less frequent transactions. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading.

REDEMPTION FEE

- The Portfolio will deduct a fee of 2.00% from redemption proceeds on Portfolio shares held less than 60 days and will deduct a 2% fee on each exchange in excess of two exchanges per quarter.

- The redemption fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Portfolio asset levels and cash flow caused by short term shareholder trading.

- If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

- The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.

- The redemption fee does not apply to shares redeemed through the use of our automatic withdrawal plan.

- The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including those required by laws or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Portfolio by the Board of Trustees.

- The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

- The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees at its next regularly scheduled quarterly meeting.

- The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds', including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds' transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

MARKET TIMING

     The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. Short-term trading or "market timing" involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the Fund including among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund's portfolios, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash. One form of market timing is called "time zone arbitrage." This occurs when shareholders of portfolios that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the portfolios' securities trade and the close of the U.S. markets, which is when the portfolios' share prices are calculated. Arbitrage opportunities may also occur in portfolios that do not invest in foreign securities, For example, if trading in a security held by a portfolio is halted and does not resume prior to the time the portfolios' share price is calculated, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

     The Navellier Millennium Funds portfolios are intended as long-term investments. Therefore, the Funds' Board of Trustees has adopted policies and procedures set forth herein and administered through the Transfer Agent and the Fund's staff and reviewed periodically by the chief compliance officer and Board of Trustees for compliance, and which are designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than 60 days and on each exchange in excess of two per quarter and providing the Fund discretion to reject an exchange, at any time, for any reason.

     The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans.

     The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees at its next regularly scheduled quarterly meeting.

     The portfolios cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders' account information. With respect to trades that occur through omnibus accounts at intermediaries, the Funds have requested assurance the intermediaries have policies to prevent market timing.

     The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.)

                                      TAXES

     In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

     Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

     If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

                           DIVIDENDS AND DISTRIBUTIONS

     All dividends and distributions with respect to the shares of any Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, each Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

     Each Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

     If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

     The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. Each Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

     Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the applicable Portfolio(s) unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)

     In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 28% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

     Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

     Dividends paid out of net investment income and net short-term capital gains of a portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a portfolio's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

     Dividends paid out of the net capital gain of a portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

     All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

     Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

     The redemption of all or part of the shares of a series held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder's percentage ownership interest in a portfolio may be treated as a dividend.

     If a redemption is treated as a sale or exchange, the shareholder will generally realize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares).

     The exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes. If the exchange occurs within 90 days of the acquisition of the original shares, however, the shareholder's basis in the original shares will not include the sales charge, if any, to the extent such charge does not exceed the amount that would have been charged on the acquisition of the second-acquired shares if such shares were acquired directly. To the extent that the sales charge, if any, paid upon acquisition of the original shares is not taken into account in determining the shareholder's gain or loss from the disposition of the original shares, it is added to the basis of the newly acquired shares.

     On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

     Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

     The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30% (or at a lower rate under an applicable United States income tax treaty).

     Each Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Portfolio's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of
(a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

     The individual Portfolios will not be subject to tax in Delaware for any year in which they each qualify as a regulated investment company. They may, however, be subject to such tax for any year in which they do not so qualify and may be subject to tax in certain other states where they are deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolios and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

     The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                                  UNDERWRITERS

The Fund's shares will be continuously distributed through IFS Fund Distributors, Inc. (the "Distributor") located at 303 Broadway, Suite 1100, Cincinnati, OH 45202, pursuant to distribution agreements dated November 1, 2006. Prior to November 1, 2006 the Fund's shares were distributed by Navellier Securities, Corp.. Navellier Securities Corp. had been selling the Fund's Navellier Top 20 Portfolio shares since August 26, 1999 (prior to that date, shares had been distributed through GSG Securities, Inc.) and, the Navellier International Portfolio since September 5, 2000.

     The Distributor acts as the sole principal underwriter of the Fund's shares. Through a network established by the Distributor, the Fund's shares may also be sold through selected investment brokers and dealers. For a description of the Distributor's obligations to distribute the Fund's securities, see "The Investment Adviser, Distributor, Custodian and Transfer Agent."

     The aggregate amount of underwriting commissions for fiscal 2006, 2005 and 2004 were $2,688, $28,914 and $28,305 respectively. The aggregate amounts retained by the underwriter for each of those years was $1,667, $28,888 and $28,228 respectively.

     The following table sets forth the remuneration received by the Distributor and prior distributor for the period ended December 31,2006.

                                  NET
                              UNDERWRITING
                             DISCOUNTS AND    COMPENSATION     BROKERAGE        OTHER
        UNDERWRITER           COMMISSIONS    ON REDEMPTIONS   COMMISSIONS   COMPENSATION*
        -----------          -------------   --------------   -----------   -------------
IFS Fund Distributors           $1667            $1,021           $0            $24,640

----------
*    Other Compensation refers to 12b-1 fees received.

     Selected brokers and dealers were paid annual 12b-1 fees of 0.25% of the value of Class A shares of the Navellier Top 20 Portfolio and of the value of Class A shares of the Navellier International Growth Portfolio they sold or had previously sold. They were paid annual 12b-1 fees of 1% of the value of Class B and Class C shares of the Navellier Top 20 Portfolio and the Navellier International Growth Portfolio they sold or had previously sold.

                         CALCULATION OF PERFORMANCE DATA

     Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio, return after taxes on distributions only or return after taxes on distributions and sale of Fund shares. The performance information on all three categories is set forth in the prospectus and is as follows:

                                                                                RETURN
                                                             RETURN           AFTER TAXES
                                                           AFTER TAXES     ON DISTRIBUTIONS
                                            RETURN      ON DISTRIBUTIONS      AND SALE OF       RUSSELL
NAVELLIER TOP 20 PORTFOLIO              BEFORE TAXES*         ONLY*           FUND SHARES     3000 GROWTH
--------------------------              -------------   ----------------   ----------------   -----------
One Year (3).........................       2.74%             2.74%              1.78%           9.46%
Five Years...........................       1.65%             1.65%              1.41%           3.02%
Since Inception (annualized) (1).....       6.97%             6.27%              5.78%           2.48%

     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The index returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                       ANNUALIZED
                                      ONE YEAR(3)   SINCE INCEPTION
                                      -----------   ---------------
Russell 3000 Growth Index (2)......      5.17%           1.56%

----------
(1) The effective date of the Navellier Top 20 Portfolio was September 30, 1998. Performance was measured against the Russell 3000 Growth Index from September 30, 1998 through December 31, 2006.

(2) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(3)  For the year ending December 31, 2006.


                                                          RETURN AFTER         RETURN AFTER TAXES       MSCI
      NAVELLIER INTERNATIONAL            RETURN             TAXES ON            ON DISTRIBUTIONS      E.A.F.E
          GROWTH PORTFOLIO            BEFORE TAXES*   DISTRIBUTIONS ONLY*   AND SALE OF FUND SHARES    INDEX
      -----------------------         -------------   -------------------   -----------------------   -------
One Year (3).......................       23.01%             22.38%                  15.73%            26.86%
Five Years.........................       14.20%             13.89%                  12.41%            15.43%
Since Inception (annualized) (1)...        2.16%              1.94%                   1.80%             6.38%

     After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index's returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                         ANNUALIZED
                                            SINCE
                           ONE YEAR(5)    INCEPTION
                           -----------   ----------
MSCI EAFE Index (2).....      14.02%        2.93%

----------
(1) The effective date of the Navellier International Growth Portfolio was September 5, 2000. Performance was measured against the MSCI EAFE Index from September 5, 2000 through December 31, 2006.

(2) The MSCI EAFE Index is an unmanaged index, designed by Morgan Stanley, of equities in Africa, Asia and Europe. It is considered representative of the international stock market in general. The Index does not include fees or expenses and is not available for direct investment.

(3)  For the year ending December 31, 2006.

     The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the
Portfolio:

                                P(1+T) (n) = ERV

To Calculate the Average Annual Total Return (After Taxes on Distributions) for the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Portfolio has been in operation), we calculate the Portfolio's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1+T) (n) = ATV (D)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

To Calculate the Average Annual Total Return (After Taxes on Distributions and Redemption) for the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Portfolio has been in operation), we calculate the Portfolio's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1+T) (n) = ATV (DR)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

ATV (DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

     In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.

The Navellier Top 20 Portfolio had a total return of 2.74% for the year ended December 31, 2006;. The Navellier International Growth Portfolio had a total return of 23.01% for the year ended December 31, 2006.

     Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Those companies represent approximately 98% of the investable U.S. equity market.

     As summarized in the Prospectus, the total return of each Portfolio may be quoted in advertisements and sales literature.

     The Fund hereby incorporates by this reference the Fund's Annual Report for the period ended December 31, 2006.

                                     PART C

                                OTHER INFORMATION

ITEM 22 EXHIBITS


(a) (1)   Certificate of Trust of Registrant (1)

(a) (2)   Declaration of Trust of Registrant (1)

(b)       By-Laws of Registrant (1)

(c)       Not Applicable

(d) Investment Management Agreement between the Navellier Top 20 Portfolio and Navellier & Associates, Inc., dated January 1, 2005 [N-1A filed
          May 1, 2005]*

(d) (1)   Investment Management Agreement between Navellier International Growth
          Portfolio and Navellier & Associates, Inc. dated January 1, 2005
          [N-1A filed May 1, 2005]*

(e) (1) Distribution Agreement dated August 26, 1999 (as amended May 25, 2000 and further amended February 28, 2002) for Class A Shares

(e) (4)   12b-1 Distribution Plan dated March 3, 2000

(e) (5)   Selected Dealer Agreement (specimen) for Class A, B and C Shares

(f)       Not Applicable

(g)       Agreement for Custodian Services between Registrant and Cardinal Bank
          (6)

(g) (1) Agreement for Administrative, Accounting and Transfer Agency Services between Registrant and Integrated Fund Services, Inc. (5)

(h) (1)   Administrative Services Agreement between Registrant and Navellier
          & Associates, Inc. dated September 9, 1998 (1)

(h) (2)   Trustee Indemnification Agreements (1)

(i)       Opinion and Consent of Counsel dated April 30, 2007 (filed herewith)

(j)       Consent of Independent Auditors dated April 30, 2007 (filed herewith)

(k)       Not Applicable (1)

(l)       Subscription Agreement between the American Tiger Funds and Louis
          Navellier, dated September 3, 1998 (1)

(l) (2) Investment Adviser Operating Expense Reimbursement Agreement (filed herewith)

(m) (1)   12b-1 Distribution Plan dated August 26, 1999 (as amended February 28,
          2002) for Class A Shares

(m) (2) 12b-1 Distribution Plan dated August 26, 1999 (as amended May 25, 2000 and further amended February 28, 2002) for each of the Fund
          Portfolios' Class C Shares

(o)       Rule 18f-3 Plan dated December 27, 1999 as amended May 25, 2000 (3)

(p) (1)   Code of Ethics for The Navellier Millennium Funds (2)

(p) (2)   Code of Ethics for Navellier & Associates, Inc. (filed herewith)

(p) (3)   Code of Ethics for Navellier Securities Corp. (2)

----------
(1) Incorporated by reference to the Registration Statement on Form N-1A, filed by Registrant on September 10, 1998 (Reg. No. 333-63155).

(2) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on May 30, 2000 (Reg. No. 333-63155)

(3) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on July 3, 2000 (Reg. No. 333-63155)

(4) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on August 21, 2000 (Reg. No. 333-63155)

(5) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on April 30, 2004 (Reg. No. 333-63155)

(6) Incorporated by reference to Registration Statement on Form N-1A, filed by Registrant on May 1, 2006 (Reg. No. 333-63155)

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     (a) As is described in the Statement of Additional Information ("Control Persons and Principal Holders of Securities") the Fund was initially but no longer is controlled by Louis Navellier, the sole stockholder, officer, and director of the Investment Adviser, who also serves as Trustee and in various officer positions with the Fund (as described more fully under "The Investment Adviser, Distributor, Custodian and Transfer Agent" in the Statement of Additional Information).

     (b) The Distributor Navellier Securities Corp. (incorporated under the laws of the State of Delaware) is wholly-owned by Louis G. Navellier, who is also a stockholder, director, and officer of the Investment Adviser and a Trustee and officer of the Fund.

                           Navellier Performance Funds

         [UP ARROW]                                              [UP ARROW]
Navellier & Associates, Inc.                                Navellier Securities
           ("NAI")                                              Corp ("NSC")

                        [UP ARROW]             [UP ARROW]
                                 Louis Navellier
                                99% owner of NAI
                              and 100% owner of NSC

     Also as set forth in the Statement of Additional Information under "Control Persons", various brokerage firms holding shares for the benefit of their customers hold over 25% of the outstanding shares of the Navellier Top 20 Portfolio and of the Navellier International Growth Portfolio.

ITEM 24. NUMBER OF HOLDERS OF SECURITIES

     As of December 31, 2005 the Navellier Top 20 Portfolio had 613 shareholders and the Navellier International Growth Portfolio had 34 shareholders.

ITEM 25. INDEMNIFICATION

     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him and for which he/she is actually out of pocket and has not been reimbursed by any other source (i.e. the collateral source rule does not apply) in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

     Section 9 of the Distribution Agreement between the Fund and Navellier

Securities Corp., provides for indemnification of the parties thereto under certain circumstances.

     Section 4 of the Advisory Agreement between the various portfolios of the Fund and the Investment Adviser provides for indemnification of the parties thereto under certain circumstances.

ITEM 26. BUSINESS AND OTHER CONNECTION OF THE INVESTMENT ADVISER

     Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:

     NAME AND PRINCIPAL             POSITIONS HELD WITH REGISTRANT          PRINCIPAL OCCUPATIONS DURING PAST
      BUSINESS ADDRESS                    AND ITS AFFILIATES                            TWO YEARS
     ------------------        ----------------------------------------   ------------------------------------
Louis Navellier                Trustee and President of The Navellier     Mr. Navellier is and has been the
One East Liberty Third Floor   Millennium Funds; President of The         CEO of Navellier & Associates, Inc.,
Reno, NV 89501                 Navellier Performance Funds, one of the    an investment management company since
                               Portfolio Managers of the Mid Cap Growth   1987; he is and has been CEO and
                               Portfolio, the Aggressive Micro Cap        President of Navellier Management,
                               Portfolio and the Fundamental A            Inc.; one of the Portfolio Managers
                               Portfolio. Mr. Navellier is also the       for the Investment Adviser to this
                               CEO, President, Treasurer, and Secretary   Fund and one of Portfolio Managers
                               of Navellier Management, Inc., a           to The Navellier Performance Funds;
                               Delaware Corporation. Mr. Navellier is     President and CEO of Navellier
                               also the CEO, President, Treasurer and     Securities Corp., the principal
                               Secretary of Navellier Securities          Underwriter to this Fund and The
                               Corp., a Delaware corporation, which is    Navellier Performance Funds; and has
                               the Distributor of the Fund.               been publisher and editor of MPT
                               Mr. Navellier is also CEO, Chief           Review from August 1987 to the
                               Investment Officer, Secretary, and         present, and was publisher and
                               Treasurer of Navellier & Associates,       editor of the predecessor investment
                               Inc., which is the Investment Adviser to   advisory newsletter OTC Insight,
                               the Fund, Navellier Publications, Inc.,    which he began in 1980 and wrote
                               MPT Review Inc.                            through July 1987.


ITEM 27. PRINCIPAL UNDERWRITERS

     (a) The Distributor does not currently act as principal underwriter, depositor, or investment adviser for any investment company other than the Fund and The Navellier Performance Funds

     (b) The following information is provided, as of the date hereof, with respect to each director, officer, or partner of each principal underwriter named in response to Item 21:

NAME AND PRINCIPAL      POSITION AND OFFICES      POSITIONS AND OFFICES
 BUSINESS ADDRESS         WITH UNDERWRITER           WITH REGISTRANT
------------------   -------------------------   ----------------------
Louis Navellier      CEO, President, Director,   Trustee, President and
One East Liberty,    Treasurer and Secretary     CEO
Third Floor
Reno, NV 89501

     (c) As of the date hereof, no principal underwriter who is not an affiliated person of the Fund has received any commissions or other compensation during the Fund's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Millennium Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's Transfer agent at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

ITEM 29. MANAGEMENT SERVICES

     Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

     The Fund hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

     The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 15 to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Reno, Nevada on the 30th day of April 2007.

                                        THE NAVELLIER MILLENNIUM FUNDS


                                        By: /s/ LOUIS G. NAVELLIER
                                            ------------------------------------
                                            Louis G. Navellier
                                            President and Trustee

     The Navellier Millennium Funds, and each person whose signature appears below hereby constitutes and appoints Louis Navellier as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on September 9, 1998, in the capacities and on the date indicated:



/s/ LOUIS G. NAVELLIER         Trustee and President           April 30, 2007
----------------------------   (Principal Executive Officer)
Louis G. Navellier (1)


/s/ JOEL ROSSMAN               Trustee                         April 30, 2007
----------------------------
Joel Rossman


/s/ BARRY SANDER               Trustee                         April 30, 2007
----------------------------
Barry Sander


/s/ JACQUES DELACROIX          Trustee and Secretary           April 30, 2007
----------------------------
Jacques Delacroix

----------
(1)  These persons are interested persons affiliated with the Investment
     Adviser.

                                  Exhibit Index



EXHIBIT
NO.       DESCRIPTION
-------   -----------
(i)       Opinion and Consent of Counsel dated April 30, 2007 (filed herewith)

(j)       Consent of Independent Auditors dated April 30, 2007 (filed herewith)
